--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


             -----------------------------------------------------

                                   FORM 8-K/A

             -----------------------------------------------------




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 JUNE 30, 1998
                           -------------------------

                            Date of report (Date of
                            earliest event reported)



                   WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
             (Exact name of registrant as specified in its charter)



              MARYLAND                    0-23911               52-2081138
       -----------------------     ------------------------  ---------------

           (State or other          COmmission File Number     (I.R.S. Employer
           jurisdiction of                                Identification Number)
            incorporation)


                     1776 SW MADISON STREET, PORTLAND, OR  97205
        ----------------------------------------------------------------

                 (Address of principal executive offices)(Zip Code)




                                 (503) 223-5600
               Registrant's telephone number, including area code






                                 NOT APPLICABLE
             -----------------------------------------------------


                  (Former name or former address, if changed since
                                  last report)




--------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Wilshire Real Estate Investment Trust Inc. (the "Company") on September 29, 1998. It provides the pro forma financial information for the properties acquired known as Warner Estates.

         As previously reported, on June 30, 1998, the Company acquired Warner Estates, a 227,525 square foot multi-tenant commercial property portfolio, including 93,267 square feet of retail space, comprised of twenty-one (21) commercial properties located in the United Kingdom. The purchase price was approximately (pound)13.7 million (approximately US $24.1 million at exchange rates in effect on June 30, 1998). The source of the funds used for the acquisition was an $18.8 million mortgage loan from Barclays Bank PLC and available cash.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) As of the date of this Form 8-K, the Company has made all reasonable efforts to obtain financial statements relating to the assets acquired. Historical financial statements were never prepared for these properties and data which would be required to create financial statements was not available. Our independent accountants working with the seller and the Company's manager's staff in England could not gather data that would be sufficient to support audited financial statements. The Company did not rely on historical financial information for evaluating the acquisition, but rather relied upon projections and current economic conditions. Accordingly, audited financial statements for the most recent completed fiscal year and current interim financial statements have not been filed.

(b) Pro forma financial information of the properties listed under Item 2 is attached hereto and incorporated herein by reference, as Exhibit 99.1.

(c) Exhibits.

    99.1     Pro Forma Financial Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 WILSHIRE REAL ESTATE
                                                   INVESTMENT TRUST INC.



Date:  January 11, 1999             By:  /s/  Lawrence A. Mendelsohn
                                    ---------------------------
                                    Lawrence A. Mendelsohn
                                      President


                                    By: /s/ Chris Tassos
                                    ---------------------------
                                    Chris Tassos
                                      Executive Vice President and
                                      Chief Financial Officer